QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.2

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-K of Onconova Therapeutics, Inc. (the "Company") for the year ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Mark Guerin, Chief Financial Officer, hereby certifies, pursuant to 18 U.S.C. Section 1350, that, based on my knowledge:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MARK GUERIN Mark Guerin Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Dated: April 1, 2019

QuickLinks

  Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002